UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2016 (July 21, 2016)

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10 Chemin de Blandonnet
1214 Vernier, Geneva
Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On July 21, 2016, in connection with the closing of the previously-announced offering by Transocean Inc., a wholly-owned subsidiary of Transocean Ltd., of U.S. $1.25 billion in aggregate principal amount of 9.00% Senior Notes due 2023 (the “Notes”), Transocean Inc. entered into an indenture (the “Indenture”) with Transocean Ltd., Transocean Holdings 1 Limited, Transocean Holdings 2 Limited and Transocean Holdings 3 Limited (collectively, the ‘‘Guarantors’’) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The Notes are fully and unconditionally guaranteed, jointly and severally, by the Guarantors on a senior unsecured basis (the “Guarantees”).  The Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws, and were offered only to qualified institutional buyers under Rule 144A under the Securities Act and outside the Unites States in compliance with Regulation S under the Securities Act.

The terms of the Notes are governed by the Indenture, which contains covenants that, among other things, limit Transocean Inc.’s ability to allow its subsidiaries to incur certain additional indebtedness, incur certain liens on its drilling rigs or drillships without equally and ratably securing the Notes, engage in certain sale and lease-back transactions covering any of its drilling rigs or drillships and consolidate, merge or enter into a scheme of arrangement qualifying as an amalgamation. The Indenture also contains customary events of default. Indebtedness under the Notes may be accelerated in certain circumstances upon an event of default as set forth in the Indenture.

The description above does not purport to be complete and is qualified in its entirety by the Indenture filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01    Regulation FD

On July 22, 2016, Transocean Ltd. announced that Transocean Inc. has closed its previously-announced offering of the Notes pursuant to Rule 144A/Regulation S under the Securities Act to eligible purchasers.

Transocean Inc. has applied U.S. $854,932,378.21 of the net proceeds from the offering to fund its previously-announced tender offers to purchase for cash up to U.S. $1.0 billion aggregate principal amount of its 6.500% Senior Notes due 2020, 6.375% Senior Notes due 2021 and 3.800% Senior Notes due 2022, and the remaining portion of the net proceeds from the offering are intended to be used to refinance existing indebtedness and for general corporate purposes.

A copy of the press release announcing the closing of the offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of July 21, 2016, by and among Transocean Inc., the Guarantors and Wells Fargo Bank, National Association
99.1	Press Release regarding the closing of the Notes offering, dated July 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: July 22, 2016	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person

Index to Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of July 21, 2016, by and among Transocean Inc., the Guarantors and Wells Fargo Bank, National Association
99.1	Press Release regarding the closing of the Notes offering, dated July 22, 2016